SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12

                             Power Technology, Inc.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                                       n/a
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            1.) Title of each class of securities to which transaction applies:

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            2.) Aggregate number of securities to which transaction applies:

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            3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

            4.) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

            5.) Total fee paid:

            --------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1.) Amount Previously Paid:

            --------------------------------------------------------------------

            2.) Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

            3.) Filing Party:

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            4.) Date Filed:

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

                             POWER TECHNOLOGY, INC.
                         5300 MEMORIAL DRIVE, SUITE 700
                              HOUSTON, TEXAS 77007

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 2, 2006

A Special Meeting of Stockholders (the "Special Meeting") of Power Technology, Inc. (the "Company") will be held at Holiday Inn Astrodome @ Reliant Park, 8111 Kirby Drive, Houston, Texas 77054 on Thursday, November 2, 2006, at 10:00 a.m.
(CST) for the following purposes:

            1. To approve and ratify an amendment to the Articles of Incorporation of the Company to change the number of the authorized shares of Common Stock from 100,000,000 shares to 750,000,000 shares, and to approve and ratify the previous actions of the Board of Directors regarding the issuances of Common Stock in excess of 100,000,000 shares; and

            2. To act upon such other business as may properly come before the Special Meeting.

Only holders of Common Stock of record at the close of business on October 9, 2006, will be entitled to vote at the Special Meeting or any adjournment thereof.

The discussion of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of our Common Stock on October 9, 2006 ("the Record Date") will be entitled to notice of and to vote at this Special Meeting, and at any postponements or adjournments thereof.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

                                              By Order of the Board of Directors

                          Bernard J. Walter, Chairman of the Board and President


October 16, 2006
Houston, Texas

PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                           YOUR VOTE IS VERY IMPORTANT

                             POWER TECHNOLOGY, INC.
                         5300 MEMORIAL DRIVE, SUITE 700
                              HOUSTON, TEXAS 77007

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCHOLDERS
                         TO BE HELD ON NOVEMBER 2, 2006

This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Power Technology, Inc., a Nevada corporation (the "Company"), for its use at the special meeting of stockholders of the Company (the "Special Meeting") to be held at Holiday Inn Astrodome @ Reliant Park, 8111 Kirby Drive, Houston, Texas 77054, on Thursday, November 2, 2006, at 10:00 a.m. (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to stockholders of the Company on or about October 16, 2006. The cost of solicitation of proxies is being borne by the Company.

The close of business on October 9, 2006, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. As of the record date, there were 149,391,694 shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Special Meeting. Each share is entitled to one vote on all issues requiring a stockholder vote at the Special Meeting. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting is required for the approval of Proposal No. 1 set forth in the accompanying Notice.

The person named in the enclosed Proxy has been selected by the Board of Directors to serve as proxy (the "Proxy") and will vote the shares represented by valid proxies at the Special Meeting and at any adjournments thereof. All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Special Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted FOR PROPOSAL NO. 1 TO APPROVE AND RATIFY THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY AND TO APPROVE AND RATIFY THE PREVIOUS ACTIONS OF THE BOARD OF DIRECTORS REGARDING THE ISSUANCES OF COMMON STOCK IN EXCESS OF 100,000,000 SHARES. The Board of Directors is not aware of any other matters to be presented for action at the Special Meeting. However, if any other matter is properly presented at the Special Meeting, it is the intention of the person named in the enclosed proxy to vote in accordance with his best judgment on such matters.

While there is no definitive statutory or case law authority in Nevada regarding the proper treatment of abstentions and broker non-votes, we believe that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Special Meeting. Abstentions and broker non-votes will not be counted for the purposes of determining the outcome of the vote on the election of Proposal No. 1.

We will bear the cost of soliciting proxies. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners. Certain of our officers, directors and regular employees may solicit proxies personally or by telephone or facsimile. We will not pay any officer, director, or employee additional compensation for doing so. We do not intend to retain a professional solicitor to assist in the solicitation of proxies.

We may, in our discretion, seek an adjournment of the meeting to a specific time and place if a quorum is not present or if we have not received sufficient proxies to approve Proposal No. 1.

If you give us a proxy, you may revoke the proxy at any time before it is voted. You may do so:

- by giving notice to our corporate Secretary of your revocation; or

- by filing another proxy with our corporate Secretary; or

- by attending the Special Meeting and voting in person.

We will ensure that all properly executed and un-revoked proxies received in time are voted in accordance with the instructions of the beneficial owners.

                Questions and Answers About This Proxy Statement

The following responses to certain questions do not purport to be a complete statement of the information in this Proxy Statement, and are qualified by the more complete information set forth hereinafter.

      The Board of Directors of the Company is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed proxy card on or before October 16, 2006 to you and all other persons who are shareholders of record as of the close of business on October 9, 2006. The Board of Directors is soliciting your vote for the Special Meeting.

Who is eligible to vote?

      Shareholders of record who own shares of our Common Stock at the close of business on October 9, 2006 are eligible to vote. Although Nevada law provides some alternative voting provisions, each share of Common Stock is entitled to one vote.

Why is the Special Meeting being held?

      Proposal No. 1 asks our shareholders to consider, approve and ratify an amendment to our Articles of Incorporation to increase our authorized shares of Common Stock to 750,000,000 shares, as described in more detail under Proposal No. 1 below. Previously, on July 29, 2004, the Company filed a Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations with the Nevada Secretary of State stating that the Articles had been amended pursuant to
Section 78.207(1) of the Nevada Revised Statues for the increase in the number of authorized shares. Subsequent to the filing of the Certificate of Amendment with the Nevada Secretary of State, the Company issued shares of common stock which caused the number of issued and outstanding shares of the Company to exceed 100,000,000 shares.

      The Company has reviewed the procedures used to amend the Articles of Incorporation regarding the increase in the authorized number of shares of common stock of the Company. The Company believes that it may not have fully complied with the requirements of Section 78.207 of the Nevada Revised Statues, and as a result, any shares of common stock issued by the Company in excess of 100,000,000 shares may be void or voidable in view of the lack of prior shareholder approval of the Amendment to the Articles of Incorporation of the Company.

      In order to correct and remedy these events, the Company has called this Special Meeting of the stockholders of the Company to authorize the increase of its authorized number of shares of common stock from 100,000,000 shares to 750,000,000 shares, to amend the Articles of Incorporation accordingly and to obtain shareholder approval and ratification of the previous actions of the Board of Directors regarding the issuances of Common Stock in excess of 100,000,000 shares.

      Proposal No. 2 asks our shareholders to grant the named proxy holder the power to vote on the shareholder's behalf on such other business as may properly come before the meeting, or any adjournments or postponements thereof. At the present time, we know of no other matters that may be presented to the meeting other than procedural motions, such as motions to adjourn the meeting, or to call for a vote.

Might the special meeting be adjourned?

      We do not intend to seek adjournment of the Special Meeting unless we have insufficient votes to meet a quorum (which requires the presence of at least a majority of the outstanding shares) or unless we have insufficient votes to approve and ratify Proposal No. 1. If any of those circumstances exist, we will consider the advisability of an adjournment to a specific time and place. If the meeting is adjourned, we will make a public announcement.

What happens if the shareholders do not approve Proposal No. 1?

      If our shareholders do not approve Proposal No. 1, the Company will face possible claims that there has been an overissuance of the Company's common stock. After review and upon advice of counsel, we believe that the Company may not have fully complied with the requirements of Section 78.207 of the Nevada Revised Statues, and as a result, any shares of common stock issued by the Company in excess of 100,000,000 shares may be void or voidable in view of the lack of prior shareholder approval of the Amendment to the Articles of Incorporation of the Company. We have been advised by counsel that these remedial actions are necessary to correct the possible risk that shares issued in excess of 100,000,000 are potentially void or voidable. If we are not able to amend the Articles of Incorporation and increase the authorized common stock, we may be subject to claims that there has been an overissuance of the Company's common stock. In addition, without clarification of the issue, we will not have sufficient shares of authorized Common Stock to satisfy our present contractual obligations or to achieve any future financing or for mergers or acquisitions that we may wish to pursue. Even without contractual obligations, we would continue to seek shareholder approval for increased authorized capitalization for business reasons unassociated with such contractual obligations. If our shareholders do not approve Proposal No. 1, we will likely seek their approval of that same proposal at a future meeting.

Do you have any plans to issue any of the additional shares of Common Stock that may be authorized at this meeting?

      At the present time and specifically as a result of the approval of Proposal No. 1 by our shareholders, we do not have any plans to issue additional shares beyond those which have already been issued since July 29, 2004. We do have certain contractual commitments that will result in an issuance of shares of our Common Stock in the future and we are seeking approval of Proposal No. 1, so that we can continue to issue shares in the normal course of business.. Other than our existing contractual commitments, we have no specific plans to issue shares of our Common Stock in a financing or a merger at the present time and we are not seeking approval of Proposal No. 1 for this purpose.

Why did you send me this booklet?

      This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting. You are receiving these proxy materials - a booklet that includes the Proxy Statement and one proxy card - because you have the right to vote on these important Proposals concerning your investment in the Company.

How do I vote?

      Shareholders who receive this Proxy Statement directly from the Company can vote by completing, signing and returning the enclosed proxy card promptly in the enclosed envelope or by attending the Special Meeting in person and voting.

      Joint owners must each sign the proxy card.

      If you own your shares through a broker-dealer or another nominee, you must vote your shares as instructed by that broker-dealer or other nominee. If you own your shares through a nominee, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Special Meeting unless you have obtained a proxy for those shares from the person who holds your shares of record.

      If a shareholder wishes to participate in the Special Meeting but does not wish to give a proxy, the shareholder may attend the meeting in person. Should you require additional information regarding the Special Meeting, please contact the Company at (713) 621-4310.

Why does my name not appear as a shareholder of record?

      Many, if not most, investors own their shares of Common Stock of the Company through a broker-dealer or other nominee. Broker-dealers frequently clear their transactions through other broker-dealers, and may hold the actual certificates for shares in the name of securities depositories, such as CEDE & Co. (operated by Depository Trust Company of New York City). In such a case, only the ultimate certificate holder appears on our record as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker-dealer. You should contact your broker-dealer for more information about this process.

How does the board recommend that I vote?

      The Board of Directors of the Company recommends a vote FOR Proposal No.
1.

      Information regarding the Company is available through the EDGAR filings maintained by the U.S. Securities and Exchange Commission at www.sec.gov.

              PROPOSAL NO. 1-INCREASE IN AUTHORIZED CAPITALIZATION
                    AND RATIFICATION OF PRIOR STOCK ISSUANCES

General Description

On July 27, 2004, the Board of Directors (the "Board") of Power Technology, Inc., a Nevada corporation (the "Company"), executed a written consent (the "Consent") with a resolution authorizing an amendment of the Company's Articles of Incorporation in order to increase the number of authorized shares of Common Stock of the Company from 100,000,000 to 750,000,000 shares. The Consent authorized the preparation and filing of an amendment to the Articles by the officers of the Company.

On July 29, 2004, a Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations (the "Certificate") was filed in the office of the Nevada Secretary of State stating that the Articles had been amended pursuant to
Section 78.207(1) of the Nevada Revised Statues for the increase in the number of authorized shares.

Subsequent to the filing of the Certificate with the office of the Nevada Secretary of State, the Company issued shares of Common Stock which caused the number of issued and outstanding shares of the Company to exceed 100,000,000 shares. Currently, the number of shares of the Company issued and outstanding shares of Common Stock is 149,391,694.

The Company has reviewed the procedures used to amend the Articles of Incorporation regarding the increase in the authorized number of shares of Common Stock of the Company. The Company now believes that it did not fully comply with the requirements of Section 78.207 of the Nevada Revised Statues, and as a result, any shares of Common Stock issued by the Company in excess of 100,000,000 shares may be void or voidable in view of the lack of prior shareholder approval of the amendment to the Articles of Incorporation of the Company.

As a result of this potential liability and contingency associated with the possible overissuance of Common stock by the Company, the Board of Directors has approved and recommends that the shareholders approve an amendment to our Articles of Incorporation authorizing an increase in the number of shares of Common Stock that we may issue.

We believe that seeking shareholder approval of an increase in our authorized capitalization to 750,000,000 shares of Common Stock is in the best interests of our shareholders because:

- It corrects the procedural errors made by the Company in the Certificate of Amendment filed on July 24, 2004, and ratifies the prior actions of the Board of Directors regarding the issuance of shares in excess of 100,000,000 since the prior amendment;

- It remedies the existing potential liability and contingency related to the possible overissuance of void or voidable shares by the Company;

- It complies with our contractual obligations to our current shareholders and other third parties;

- It provides us with significant flexibility for future financing transactions by making a sufficient number of shares of authorized Common Stock available (although no future financing transactions using shares of our Common Stock are contemplated at the present); and

- It provides us with significant flexibility for future business acquisition activity, as necessary and appropriate.

Subject to preferences that may be applicable to any preferred stock outstanding at any time in the future (no preferred stock is currently issued and outstanding), the holders of outstanding shares of Common Stock are entitled to receive dividends from assets legally available in such amounts as the Board of Directors may from time to time determine.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of shareholders.

The Common Stock of the Company is not entitled to preemptive rights and is not subject to conversion or redemption rights. Upon liquidation, dissolution or winding up, the remaining assets legally available for distribution to shareholders, after payment of claims of creditors and payment of liquidation preferences, if any, on any outstanding preferred stock, are distributed ratably among the holders of the Common Stock and any participating preferred stock outstanding at that time.

Preferred Stock. We currently have 1,000,000 shares of our preferred stock authorized. There are no shares of preferred stock issued and outstanding.

Proposed Amendment to Articles of Incorporation.

The Board of Directors has adopted a resolution authorizing an amendment to Article Fourth of our Articles of Incorporation, subject to shareholder approval, increasing the number of authorized shares of Common Stock, which we may issue to 750,000,000 shares. The language of the amendment that the shareholders will be asked to consider at the meeting is an amendment to Article Fourth of our Articles of Incorporation so that Article Fourth will read in its entirety as follows:

"FOURTH. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 751,000,000 shares, of which 750,000,000 shares shall be non-assessable shares of Common Stock, each share having a par value of $.001 (the "Common Stock"), and 1,000,000 shares shall be preferred stock, each share having a par value of $.0001 (the "Preferred Stock").

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into on or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the corporation is authorized within any limitations, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:


      (a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

      (b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

      (c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

      (d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

      (e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

      (f) Voting powers, if any (notwithstanding the ELEVENTH Article hereof, the Board of Directors may authorize shares of non-voting Preferred Stock), provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

      (g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared)of the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation shall be deemed to be a liquidation for the purposes of this Article."

If the recapitalization is approved, we expect to have sufficient capitalization to accomplish our corporate goals. We are not seeking to increase the number of authorized shares of our preferred stock.

Reasons for the Amendment Described in this Proposal No. 1

In the recent past, we have used our authorized but unissued Common Stock for numerous different purposes, including:

- financing activities in private placements of our securities, including the issuance of convertible securities,

- upon exercise of options, warrants and convertible debentures, and

- as compensation to consultants, management, and directors

At the present time, we have insufficient remaining unissued and unreserved shares of our Common Stock to meet our obligations. The Board of Directors has determined that this lack of remaining capitalization may result in adverse consequences to the Company should we be unable to issue Common Stock to meet certain contractual requirements. The Board of Directors also believes that we need a significant amount of authorized capitalization for the Company to accomplish its future growth objectives. The Board of Directors from time-to-time considers various financing opportunities and a lack of authorized Common Stock would make equity financing opportunities difficult, if not impossible, to accomplish.

It is also important that our shareholders approve the increase in capitalization so that we will have sufficient authorized capital for us to complete our obligations with respect to our completed financing agreements with third parties. While we issued convertible debentures and Common Stock warrants in prior financings we will be unable to permit more convertible debentures to convert or warrants to be exercised based on our existing capitalization.

Currently, there are no other transactions anticipated that would require shareholder approval for the issuance of any Common Stock. Subject to the terms and conditions of our various agreements with third parties, we may engage in private placements in the future pursuant to which additional shares of Common Stock might be issued without any requirement of obtaining shareholder approval.

The recapitalization described in this Proposal No. 1 will result in the Company being able to issue a substantially larger number of additional shares of its Common Stock. Subject to fiduciary requirements under the business judgment rule, the Board of Directors may authorize the issuance of additional shares of Common Stock without the need to obtain further shareholder approval. If issued, these shares would greatly affect the percentage interest of our present shareholders by reducing the proportionate voting power of the outstanding shares of Common Stock.

In addition, the power to issue a substantial number of shares of Common Stock following the proposed recapitalization could be used by incumbent management to make any change in control of the Company more difficult. Under certain circumstances, such shares could be used to create voting impediments or to frustrate persons seeking to affect a takeover or otherwise gain control of the Company. For example, additional shares of Common Stock could be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid or to dilute the stock ownership of a person or entity seeking to obtain control of the Company.

Despite such anti-takeover implications, the recapitalization is not the result of our knowledge of any specific effort to accumulate our securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management, or otherwise. We are not submitting the proposed amendment for the recapitalization to enable us to frustrate any known efforts by another party to acquire a controlling interest in the Company or to seek representation on the Board of Directors.

Furthermore, the proposed recapitalization is not a part of any plan by our management to adopt a series of amendments to render the takeover of the Company more difficult. Management does not presently intend to purpose any anti-takeover measures in future proxy solicitations. Except as indicated below, management is not aware of the existence of any other provisions currently in the Articles of Incorporation or Bylaws having any anti-takeover effects which would impose any burden in excess of requirements imposed by the laws of the State of Nevada or federal law upon potential tender offerors or others seeing a takeover of the Company.

Our Articles of Incorporation provide that the liability of corporate directors for monetary damages resulting from alleged breaches of their duty of care has been eliminated to the maximum extent provided by Nevada law. Notwithstanding the amendment, directors remain potentially liable for breaches by them of their duty of loyalty to the Company.

Nevada laws allows indemnification of directors, officers, employees, and agents against liabilities incurred in any proceeding in which an individual is made a party because he was a director, officer, employee, or agent of the company if such person conducted himself in accordance with the applicable standard of care (requiring, among other things, actions taken in good faith in a manner reasonably believed to be in, or at least not opposed to, the best interests of the corporation). The availability of indemnification to directors for liability based upon their actions in choosing to issue shares in an attempt to resist a takeover could influence a director in choosing whether to approve the issuance of Common Stock or preferred stock or in taking other actions to resist a takeover.

Federal Income Tax Consequences

Existing holders of our Common Stock will not be required to recognize any gain or loss for federal income tax purposes resulting from the approval and the completion of the recapitalization described in Proposal No. 1.

Vote Required and Board Recommendation

Approval of Proposal No. 1 for the Company to amend the Articles of Incorporation to increase its authorized Common Stock requires the affirmative vote of a majority of the outstanding shares of our Common Stock.

The Board of Directors of the Company recommends that shareholders vote FOR Proposal No. 1 for the increase in the number of authorized shares of Common Stock of the Company and the ratification of the actions of the Board of Directors regarding the issuances of Common Stock in excess of 100,000,000 shares. Unless otherwise specified, the enclosed proxy will be voted FOR the approval of Proposal No. 1.

                          PROPOSAL NO. 2-OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Special Meeting. However, if any other matter is properly presented at the Special Meeting, it is the intention of the person named in the enclosed proxy to vote in accordance with his best judgment on such matters.


                                            By Order of the Board of Directors

                                            Bernard J. Walter
                                            Chairman of the Board and President


October 16, 2006
Houston, Texas

                                      PROXY
                             POWER TECHNOLOGY, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                           BOARD OF DIRECTORS FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 2, 2006

The undersigned hereby appoints Bernard J. Walter as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Power Technology, Inc. held of record by the undersigned on October 9, 2006, at the Special Meeting of Stockholders to be held on Thursday, November 2, 2006, at 10:00 AM (CST) at Holiday Inn Astrodome @ Reliant Park, 8111 Kirby Drive, Houston, Texas 77054, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 AND PROPOSAL NO. 2.

      1. APPROVE AND RATIFY AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 750,000,000 SHARES, AND TO RATIFY THE ACTIONS OF THE BOARD OF DIRECTORS REGARDING THE PREVIOUS ISSUANCES OF COMMON STOCK IN EXCESS OF 100,000,000 SHARES.

            |_|  FOR                |_| AGAINST                |_| ABSTAIN


      2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

            |_|  FOR                |_|  AGAINST               |_|  ABSTAIN

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


NUMBER OF
SHARES OWNED:  ___________________  ____________________________________________
                                    [NAME]


                                    DATED:________________________________, 2006


THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.